UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2005

KRATON Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Polymer Holdings LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2005, TJ Chemical Holdings LLC* (the "TJ Chemical") entered into a Option Grant Agreement with Steven Demetriou, a member of the Board of Directors of KRATON Polymers LLC and Polymer Holdings LLC (collectively, the "Companies"), with the terms set forth in Exhibit 99.1 attached hereto.

The terms of the option agreement with Mr. Demetriou provide, among other things, 25,000 options that shall become exercisable as follows: 50% of the options will become exercisable on each of the first two anniversaries of the the vesting commencement date which is December 1, 2005.

Also, on December 1, 2005, TJ Chemical entered into a Option Grant Agreement with James Ball, a member of the Board of Directors of the Companies, with the terms set forth in Exhibit 99.2 attached hereto.

The terms of the option agreement with Mr. Ball provide, among other things, 25,000 options that shall become exercisable as follows: 50% of the options will become exercisable on each of the first two anniversaries of the the vesting commencement date which is December 1, 2005.

* KRATON Polymers LLC is a wholly owned subsidiary of Polymer Holdings LLC. Polymer Holdings LLC is a wholly owned subsidiary of TJ Chemicals Holdings LLC and is indirectly owned by TPG Partners III, L.P., TPG Partners IV, L.P., and certain of their parallel investment entities affiliated with or managed by J.P. Morgan Partners LLC and affiliates and certain members of our management or Board of Directors.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this Current Report pursuant to Item 1.01.

(c) Exhibits

99.1 Option Grant Agreement dated December 1, 2005, between the TJ Chemical and Steven Demetriou.

99.2 Option Grant Agreement dated December 1, 2005, between the TJ Chemical and James Ball.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON Polymers LLC

December 6, 2005	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

Polymer Holdings LLC

December 6, 2005	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Option Grant Agreement dated December 1, 2005, between TJ Chemical and Steven Demetriou.
99.2	Option Grant Agreement dated December 1, 2005, between TJ Chemical and James Ball.